UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2013

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53291
(Commission File Number)

Not Applicable
(IRS Employer Identification No.)

Suite 810 – 675 West Hastings Street, Vancouver, British Columbia  V6B 1N2
(Address of principal executive offices and Zip Code)

(604) 681-9635
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2013, we appointed Mr. David Ralph Webb as a director of our company.

Mr. Webb is a registered Professional Geologist in the NWT Canada and has spent the past 25 years as president of DRW Geological Consultants Ltd. providing technical and operating services to companies in the mining exploration, development and production industry.  In this capacity has served as a director and president to three different mining companies and provided consulting services to dozens of other mid-tier and junior companies, most recently having been a director and president of Tyhee Gold Corp, leading it to the discovery and development of its multi-million ounce Yellowknife Gold Project, currently in permitting.

Prior to that he bought, discovered the extension of a high-grade gold zone, and provided all geological services in developing Mon Gold Mine, a privately-owned remote underground gold mine north of Yellowknife, NWT.  The Mon Gold Mine produced from 1989 to 1997 and was successfully reclaimed.  He also was senior geologist and later president during the construction and operation of the Bumbat Gold Mine in Mongolia.  Mr. Webb co-authored the qualifying report on Fortune Minerals Limited’s Nico Property, recommending acquisition.  This gold, cobalt, bismuth property is currently in the permitting stage.

Mr. Webb graduated from the University of Toronto with a B.A.Sc. (engineering), winning scholarships and bursaries for the highest marks in third and fourth year field courses.  He has a M.Sc. from Queens University and a Ph.D. from the University of Western Ontario in Geological Sciences.  He was a board member for the NWT and Nunavut Chamber of Mines, member of the Education Committee for the Association for Mineral Exploration, B.C., Blockwatch Captain in Surrey, B.C., and member of NAPEGG, CIM, PDAC, AMEBC, SEG.

Family Relationships

No family relationships exist between Mr. Webb any of our directors or executive officers.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

99.1           News Release dated March 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE VICTORIA MINING COMPANY, INC.

By:   /s/ David T. Kalenuik
David T. Kalenuik
President and CEO
Dated:  March 5, 2013

Lake Victoria Announces New Board Member

Lake Victoria Mining Company, Inc. (LVCA:OTCBB)("Lake Victoria" or the "Company") is pleased to report that Dr. David Ralph Webb has joined the Board Of Directors of the Company.

David Webb is a registered Professional Geologist in the NWT Canada and has spent the past 25 years as president of DRW Geological Consultants Ltd. providing technical and operating services to companies in the mining exploration, development and production industry.

David Kalenuik, President and CEO of Lake Victoria expressed; "Based on the stage of development that the Company is at we will truly benefit with Dr. Webb joining our Board of Directors. Dr Webb's experience on the business side of public companies, including intimate technical knowledge of what it takes to bring a gold project into production will be invaluable to the Company as it progresses to successfully putting the first of it's projects into gold production."

In this capacity he has served as a director and president to three different mining companies and provided consulting services to dozens of other mid-tier and junior companies, most recently having been a director and president of Tyhee Gold Corp, leading it to the discovery and development of its multi-million ounce Yellowknife Gold Project, currently in permitting.

Prior to that Dr Webb bought, discovered the extension of a high-grade gold zone, and provided all geological services in developing Mon Gold Mine, a privately owned remote underground gold mine north of Yellowknife, NWT. The Mon Gold Mine produced from 1989 to 1997 and was successfully reclaimed.

He also was senior geologist and later president during the construction and operation of the Bumbat Gold Mine in Mongolia.

Dr Webb has co-authored the qualifying report on Fortune Minerals Limited's Nico Property, recommending acquisition. This gold, cobalt, bismuth property is currently in the permitting stage.

He graduated from the University of Toronto with a B.A.Sc. (engineering), winning scholarships and bursaries for the highest marks in third and fourth year field courses. He has a M.Sc. from Queens University and a Ph.D. from the University of Western Ontario in Geological Sciences. He was a board member for the NWT and Nunavut Chamber of Mines, member of the Education Committee for the Association for Mineral Exploration, B.C., Blockwatch Captain in Surrey, B.C., and member of NAPEGG, CIM, PDAC, AMEBC, SEG.

About the Company Lake Victoria Mining Company, Inc. is working to create another gold mine in the world famous Lake Victoria Greenstone Belt, Tanzania, East Africa. Tanzania is Africa's third largest gold producer, behind South Africa and Ghana, but also has reserves of uranium, nickel and coal. Gold exports alone earned it $1.46 billion in 2010, up from $1.076 billion the previous year. Lake Victoria holds nine prospective gold projects and five uranium projects within its Tanzania property portfolio. Additional information regarding the Company is available on the corporate website at: www.lakevictoriaminingcompany.com or by contacting:

Lake Victoria Mining Company, Inc.

David T. Kalenuik, President & CEO

Phone: 303-586-1390

Email: info@lvcamining.com

Disclaimer This news release may contain forward-looking statements or information within the meaning of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Canadian provincial securities laws applicable to the Company. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate, postulate and similar expressions, or are those, which, by their nature, refer to future events. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information, including, without limitation, risks and uncertainties relating to obtaining financing to meet the Company's exploration programs and operating costs during its exploratory stage, the interpretation of exploration results and the estimation of mineral resources and reserves, the geology, grade and continuity of mineral deposits, the possibility that future exploration, development or mining results will not be consistent with the Company's expectations, accidents, equipment breakdowns, title matters, or other unanticipated difficulties with or interruptions in production and operations, the potential for delays in exploration or development activities or the completion of feasibility studies, the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses, commodity price fluctuations, currency fluctuations, regulatory restrictions, including the inability to obtain mining permits and environmental regulatory restrictions and liability, the speculative nature of mineral exploration, dilution, competition, loss of key employees, and other risks and uncertainties, including those described under "Risk Factors" in the Company's Annual Report on Form 10-K filed on June 29, 2012, which is on file with the Securities and Exchange Commission, as well as the Company's periodic filings available at www.sec.gov and with Canadian Securities Administrators at www.sedar.com. Should one or more of these risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward-looking statements. Accordingly, readers are advised not to place undue reliance on forward-looking statements or information. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as is required under applicable securities laws.
Cautionary note to U.S. Investors - The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms on this press release, such as "mineralized zones" which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. Investors are urged to consider closely the disclosures in our annual report on Form 10-K. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities of the Company in the United States, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The securities offered have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any U.S. state securities laws and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or unless an exemption from such registration is available.